Regulatory Matters	3 Months Ended
Mar. 31, 2026
Regulated Operations [Abstract]
Regulatory Matters
Note 3: Regulatory Matters
General Rate Cases
The table below summarizes the annualized incremental revenues, assuming a constant sales volume and customer count, resulting from general rate case authorizations that became effective during 2026. The amounts include reductions for the amortization of the excess accumulated deferred income taxes (“EADIT”) that are generally offset in income tax expense.

	Effective Date	Amount
General rate cases by state:
West Virginia	March 1, 2026	$20
Maryland	February 26, 2026	2
California, Attrition Increase (a)	January 1, 2026	14

Total general rate case authorizations		$36

(a)
The effective annualized incremental revenue increase for the 2026 attrition year was finalized through the standard Advice Letter process with the California Public Utilities Commission in January 2026.

On March 5, 2026, the Public Service Commission of West Virginia issued an amended order that approves the adjustment of the Company’s West Virginia subsidiary’s base rates requested in a general rate case filed on May 5, 2025. The general rate case order approved an annualized increase of approximately $20 million in water and wastewater system revenues, which excludes previously recovered infrastructure surcharges of approximately $13 million, based on an authorized return on equity of 9.80%, a common equity ratio of 51.00% and a debt ratio of 49.00%. As of March 5, 2026, the West Virginia subsidiary’s view of its authorized rate base, which was not stated in the general rate case order, is approximately $1.1 billion. The increased water and wastewater revenues related to this base rate adjustment are being driven primarily by approximately $239 million of related water and wastewater system capital investments made since the completion of the West Virginia subsidiary’s previous rate case and through February 2026. The new water and wastewater rates became effective as of March 1, 2026.
On February 26, 2026, the Public Service Commission of Maryland (the “MDPSC”) issued an order approving the joint settlement of the general rate case filed on August 1, 2025, by the Company’s Maryland subsidiary. A joint stipulation and settlement agreement by and among the Maryland subsidiary, the Office of People’s Counsel, and the Staff of the MDPSC was filed with the MDPSC on January 22, 2026. The general rate case order approves a consolidated annualized increase in water revenues of approximately $2 million, with approximately $1 million of the increase to be included in rates effective concurrently with the date of the general rate case order, and the remainder effective January 1, 2027. The Maryland subsidiary’s view of its return on equity, common equity ratio and debt ratio (each of which is based on the information included in the general rate case order and the joint stipulation and settlement agreement, but was not disclosed therein), is 9.75%, 52.32% and 47.68%, respectively. The annualized incremental revenue is driven primarily by approximately $22 million of capital investments completed by the Maryland subsidiary since its last general rate case approval in 2019.
On December 5, 2024, the California Public Utilities Commission (the “CPUC”) approved a final decision adopting the terms of a partial settlement agreement filed on November 17, 2023, in the Company’s California subsidiary’s general rate case originally filed on July 1, 2022. Incorporating the then currently effective return on equity of 10.20%, the decision provides incremental annualized water and wastewater revenues of $21 million in the 2024 test year, and an estimated $16 million in the 2025 escalation year and $16 million in the 2026 attrition year. On September 19, 2025, the California subsidiary filed a petition to modify the CPUC order, seeking clarification from the CPUC on the method used to calculate the Conservation Adjustment for Rate Tier Designs (“CART”), specifically for the California subsidiary’s Monterey service area. The CART is a ratemaking mechanism that allows the Company to recover, in subsequent periods, a portion of the impact on operating revenues as a result of implementing customer rates structured to promote conservation usage. On October 20, 2025, the California Public Advocate submitted a response opposing the California subsidiary’s request and stating the request should instead be addressed in the California subsidiary’s pending base rate case. On October 30, 2025, the California subsidiary filed a reply to the California Public Advocate’s response, which underscored the need for clarity on the CART calculation. The California subsidiary expects resolution of the petition to modify later in 2026.

Pending General Rate Case Filings
On January 27, 2026, the Company’s Illinois subsidiary filed a request with the Illinois Commerce Commission (the “ICC”) to adjust its water and wastewater rates. The filing seeks a two-step
rate increase in aggregate annualized incremental revenue, based on a proposed return on equity of 10.75%, of (i) approximately $119 million effective January 1, 2027, based on a future test year through December 31, 2027 and a capital structure with an equity component of 52.42% and a debt component of 47.58%, and (ii) approximately $15 million effective January 1, 2028, based on a future test year to include end-of-period
rate base and a capital structure with an equity component of 52.74% and a debt component of 47.26%, in each case, exclusive of infrastructure surcharges. The request is driven primarily by approximately $577 million in capital investments made and to be made by the Illinois subsidiary from January 2026 through December 2027. The request must be approved by the ICC.
On January 16, 2026, the Company’s New Jersey subsidiary filed a request with the New Jersey Board of Public Utilities (the “NJBPU”) to adjust its water and wastewater rates. The request seeks aggregate annualized incremental revenues of approximately $146 million and is based on a proposed return on equity of 10.75% and a capital structure with an equity component of 55.18% and a debt component of 44.82%. On April 24, 2026, as part of the standard process to update the filing for actual costs incurred, the New Jersey subsidiary filed an update with the NJBPU to its request originally filed on January 16, 2026. The updated request seeks aggregate annualized incremental revenue of approximately $139 million, with the reduction primarily driven by the removal of the impacts of the Corporate Alternative Minimum Tax (“CAMT”) from rate base as a result of Internal Revenue Service Notice
2026-7
issued in February 2026. The requested annualized incremental revenue is driven primarily by an estimated $1.4 billion of capital investments completed and planned by the New Jersey subsidiary through December 2026. The filing is subject to the approval of the NJBPU.
On November 14, 2025, the Company’s Pennsylvania subsidiary filed a request with the Pennsylvania Public Utility Commission (the “PaPUC”) to adjust its water and wastewater rates. The request seeks aggregate annualized incremental revenue of approximately $169 million, excluding projected infrastructure surcharges of approximately $19 million. The request is based on a proposed return on equity of 10.95% and a capital structure with an equity component of 55.33%. The requested annualized incremental revenue is driven primarily by an estimated $1.2 billion of capital investments completed or planned to be completed from June 2025 through mid-2027.
The rate request is subject to approval by the PaPUC, and new rates would be expected to take effect in August 2026.
On November 3, 2025, the Company’s Virginia subsidiary filed a request with the Virginia State Corporation Commission (the “SCC”) to adjust its water and wastewater rates. The request seeks aggregate annualized incremental revenues of approximately $22 million and is based on a proposed return on equity of 10.75% and a capital structure with an equity component of 51.79%. The requested annualized incremental revenue is driven primarily by an estimated $115 million of capital investments completed and planned by the Virginia subsidiary from May 2025 through April 2027. The filing is subject to the approval of the SCC. Interim rates will be effective May 2, 2026, with the difference between interim and final approved rates subject to refund to customers.
On July 1, 2025, the Company’s California subsidiary filed an application with the CPUC to set new water and wastewater rates in each of its service areas for 2027 through 2029. On October 13, 2025, the California subsidiary filed its
100-day
update for the same proceeding and updated the request to $62 million compared to authorized 2025 revenue, and a total increase in revenue over the 2027 to 2029 period of $110 million. Subsequent to the filing of the update, the California subsidiary adjusted its authorized rates effective January 1, 2026, which revised its net increase proposed for the test year 2027 to $51 million above 2026 expected revenues. The requested annualized incremental revenue is driven primarily by approximately $750 million of capital investments completed and planned by the California subsidiary through 2025 to 2028. If approved by the CPUC, the new rates would take effect on January 1, 2027. The application also requests approval of a Fixed Cost Recovery Account, which is intended to be a full decoupling mechanism that would allow the California subsidiary to recover authorized fixed costs, regardless of sales volume, while also providing incentives, via progressive conservation-oriented rate design, for customers to use water more efficiently.

Infrastructure Surcharges
A number of states have authorized the use of regulatory mechanisms that permit rates to be adjusted outside of a general rate case for certain costs and investments, such as infrastructure surcharge mechanisms that permit recovery of capital investments to replace aging infrastructure. Presented in the table below are annualized incremental revenues, assuming a constant sales volume and customer count, resulting from infrastructure surcharge authorizations that became effective during 2026:

	Effective Date		Amount
Infrastructure surcharges by state:
Pennsylvania	(a	)	$18
Indiana	March 18, 2026		15
West Virginia	March 1, 2026		2
Missouri	March 1, 2026		13
Illinois	January 1, 2026		5

Total infrastructure surcharge authorizations			$53

(a)	In 2026, $11 million was effective January 1 and $7 million was effective April 1.
Pending Infrastructure Surcharge Filings
On March 3, 2026, the Company’s Missouri subsidiary filed an infrastructure surcharge proceeding requesting $18 million in additional annualized revenues.